SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 1, 2005
                              (October 31, 2005)


                             RITE AID CORPORATION
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            (Exact name of registrant as specified in its charter)




        Delaware                    1-5742               23-1614034
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(State or Other Jurisdiction     (Commission           (IRS Employer
  of Incorporation)              File Number)         Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                17011
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:     (717) 761-2633
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                                     None
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [   ]  Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

     [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.

(c)

On October 31, 2005, we announced that Kevin Twomey, formerly Senior Vice President, Chief Accounting Officer and Acting Chief Financial Officer, has been promoted to Executive Vice President and Chief Financial Officer. He reports to Mary Sammons, Rite Aid President and CEO.

In his new position, Twomey, 55, has overall responsibility for finance, accounting, financial reporting, budgeting and planning, treasury, tax and investor relations. He has served as Acting Chief Financial Officer for Rite Aid since August of 2005, while he also continued to serve as Chief Accounting Officer. He joined Rite Aid in 2000 as Senior Vice President and Chief Accounting Officer and prior to that, served as senior vice president, finance and control for Fleming Companies, Inc., a food marketing and distribution company. He joined Fleming in 1989 after 17 years with Deloitte & Touche, where he was a partner.

Item 8.01. Other Events

On October 31, 2005, we announced that Kevin Twomey, formerly Senior Vice President, Chief Accounting Officer and Acting Chief Financial Officer, has been promoted to Executive Vice President and Chief Financial Officer. We also announced the promotions of Doug Donley, formerly Group Vice President and Corporate Controller, to Senior Vice President and Chief Accounting Officer, and Robert Sari, formerly Senior Vice President and General Counsel, to Executive Vice President and General Counsel. Donley reports to Twomey, and Sari reports to Sammons. All three promotions are effective immediately.

On October 31, 2005, we issued a press release announcing the above changes. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release dated On October 31, 2005.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RITE AID CORPORATION



Dated: November 1, 2005               By:    /s/ Robert B. Sari
                                             ------------------
                                      Name:  Robert B. Sari
                                      Title: Senior Vice President,
                                             General Counsel and Secretary





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                                 EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release dated October 31, 2005.